UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Bemis Company, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on 5/1/08.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following materials are available for view:

Notice of Annual Meeting and Proxy Statement, including form of proxy, 2007 Annual Report to Stockholders and Annual Report on Form 10-K for the year ended December 31, 2007.

To view this material, have the 12-digit Control #(s) (located on the next page) available and visit: www.proxyvote.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before 4/15/08.

To request material:	Internet: www.proxyvote.com	Telephone: 1-800-579-1639	**Email: sendmaterial@proxyvote.com

**If requesting material by e-mail please send a blank e-mail with the 12-digit Control# in the subject line.

Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

Bemis Company, Inc.

One Neenah Center

4th Floor

Neenah, WI 54956

BEMIS COMPANY, INC.

Vote In Person

Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM.

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your notice in hand when you access the web site and follow the instructions.

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Meeting Location

The ANNUAL Meeting for holders as of 3/3/08 is to be held on 5/1/08 at 9:00 A.M. Local Time at:
Radisson Paper Valley Hotel
Salon B
333 West College Ave.
Appleton, Wisconsin 54911

FOR DIRECTIONS CALL:
920-733-8000

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Voting items

The Board of Directors recommends that you vote for the nominated directors in Proposal 1, for Proposal 2 and against Proposal 3.

1.	To elect five directors each to serve for a term of three years.
	1)	Edward N. Perry
	2)	William J. Scholle
	3)	Timothy M. Manganello
	4)	Philip G. Weaver
	5)	Henry J. Theisen

2.	To ratify the appointment of PricewaterhouseCoopers LLP, as the independent registered public accounting firm of the Company.

3.	To vote upon the stockholder proposal on compensation report, if properly presented at the meeting.

in their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. Only stockholders of record at the close of business on March 3, 2008 will be entitled to receive notice of and to vote at the meeting.

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